UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2023

PENN Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 3.02	Unregistered Sale of Equity Securities

On February 17, 2023, PENN Entertainment, Inc. (“PENN”) completed the previously announced acquisition of all of the outstanding shares of common stock of Barstool Sports, Inc. (“Barstool”) not already owned by PENN (the “Acquisition”) for approximately $388 million, excluding transaction expenses, repayment of Barstool indebtedness and other purchase price adjustments. PENN issued 2,442,809 shares of PENN common stock to certain former stockholders of Barstool for the Acquisition (the “Share Consideration”) and utilized approximately $315 million of cash to complete the Acquisition, inclusive of transaction expenses and repayment of Barstool indebtedness. As of the closing of the Barstool Acquisition (the “Closing”), Barstool became an indirect wholly owned subsidiary of PENN. The issuance of the Share Consideration was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, because such issuance did not involve a public offering. The Share Consideration is subject to transfer restrictions providing that the former Barstool stockholders (i) may not transfer any of their Share Consideration for one year following the Closing, (ii) may transfer up to one-third (1/3) of their Share Consideration after the first anniversary of the Closing and (iii) may transfer their remaining Share Consideration after the second anniversary of the Closing, in each case subject to compliance with applicable securities laws.

Item 8.01	Other Events

On February 17, 2023, PENN and Barstool issued a joint press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K, announcing the Closing. For additional information regarding PENN’s investment in Barstool and the terms thereof, see the information included within Note 10 to PENN’s consolidated financial statements under the caption “Investment in Barstool” on pages 26-27 of PENN’s most recent Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on November 3, 2022.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated February 17, 2023, issued by PENN Entertainment, Inc. and Barstool Sports, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 17, 2023	PENN Entertainment, Inc.

		By:	/s/ Harper Ko
Harper Ko
Executive Vice President, Chief Legal Officer and Secretary